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                                 EXHIBIT (5)(c)
                                 --------------

                           FORM OF APPLICATION FOR THE
                          ENDEAVOR ML VARIABLE ANNUITY

[PFL LOGO APPEARS HERE]
     PFL Life Insurance Company
     4333 EDGEWOOD ROAD N.E.,
     CEDAR RAPIDS, IOWA 52499

APPLICATION FOR VARIABLE ANNUITY POLICY

1. DESIGNATED ANNUITANT

NAME:
ADDRESS:
CITY, STATE:
ZIP:                       TELEPHONE: (    )        -
DATE OF BIRTH:             AGE:                 SEX: [_] FEMALE [_] MALE
SS#:                       CITIZENSHIP:     [_] U.S.    [_] OTHER


2. POLICY OWNER (IF OTHER THAN ABOVE)
In the event the owner is a trust, please provide verification of trustees.

NAME:
ADDRESS:
CITY, STATE:
ZIP:                       TELEPHONE: (    )        -
DATE OF BIRTH:             AGE:                 SEX: [_] FEMALE [_] MALE
SS#:                       CITIZENSHIP:     [_] U.S.    [_] OTHER


3.      [_] JOINT POLICY OWNER   [_]  SUCCESSOR POLICY OWNER
In the event the owner is a trust, please provide verification of trustees.

NAME:
ADDRESS:
CITY, STATE:
ZIP:                       TELEPHONE: (    )        -
DATE OF BIRTH:             AGE:                 SEX: [_] FEMALE [_] MALE [_]
SS#:                       CITIZENSHIP:     [_] U.S.    [_] OTHER


4. BENEFICIARY DESIGNATION  (Include Relationship to Annuitant)

PRIMARY:                              /
          -------------------------
-------------------------
                                 Relationship

PRIMARY:                              /
          -------------------------
-------------------------
                                 Relationship

CONTINGENT:                           /
           -------------------------
-------------------------
                                 Relationship
CONTINGENT:                           /
           -------------------------
-------------------------
                                 Relationship


5. TYPE OF ANNUITY

[_] NON-QUALIFIED             [_] IRA  (Also complete Box 6)
[_] HR - 10                   [_] SEP  (Also complete Box 6)
[_] 403 (b)                   [_] OTHER
                                         ---------------------


6. IRA/SEP INFORMATION

$            CONTRIBUTION FOR TAX YEAR
  ----------                           ----------------
$            TRUSTEE TO TRUSTEE TRANSFER
  ----------
$            ROLLOVER FROM: (Check one)  [_] 403(b) [_]
  ----------
Pension
[_]   HR-10        [_]  Other:

                    -------------------------

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7. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR
   LIFE INSURANCE?

[_]    NO   [_] YES - Please state Policy No. and Company
Name:

---------------------------------------------------


8. MINIMUM DEATH BENEFIT OPTION  (Select Only One)

This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option C below).

[_] Option A:  5% Annually Compounding Death Benefit:
(Only available if owner(s) and the annuitant are under age
75 at time of purchase.)

[_] Option B:  Annual Step-Up Death Benefit:  (Only
available if owner(s) and the annuitant are under age 81 at
time of purchase.)  Annual M & E Risk Fee and Admin. Charge
1.40%

[_] Option C:  Return of Premium Death Benefit:
    Annual M & E Risk Fee and Admin. Charge 1.25%


9. PURCHASE PAYMENT (Make check payable to PFL Life Insurance Company)

INITIAL PREMIUM AMOUNT $

--------------------------------

10.  ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)

Merrill Lynch Asset Management, L.P.

HIGH CURRENT INCOME FUND                                .0%
                                              ----------

DEVELOPING CAPITAL MARKETS FOCUS FUND                   .0%
                                              ----------


BASIC VALUE FOCUS FUND                                  .0%
                                              ----------

T. Rowe Price Associates, Inc.

EQUITY INCOME PORTFOLIO                                 .0%
                                              ----------
GROWTH STOCK PORTFOLIO                                  .0%
                                              ----------

Rowe Price-Fleming International, Inc.

INTERNATIONAL STOCK PORTFOLIO                           .0%
                                              ----------

TCW Funds Management, Inc.

MANAGED ASSET ALLOCATION PORTFOLIO                      .0%
                                              ----------
MONEY MARKET PORTFOLIO                                  .0%
                                              ----------

OpCap Advisors

OPPORTUNITY VALUE PORTFOLIO                             .0%
                                              ----------
VALUE EQUITY PORTFOLIO                                  .0%
                                              ----------

The Dreyfus Corporation

U.S. GOVERNMENT SECURITIES PORTFOLIO                    .0%
                                              ----------
SMALL CAP VALUE PORTFOLIO                               .0%
                                              ----------

Janus Capital Corporation

GROWTH PORTFOLIO (WRL SERIES FUND)                      .0%
                                              ----------

JP Morgan Investment Management, Inc.

ENHANCED INDEX PORTFOLIO                                .0%
                                              ----------

PFL Life Insurance Company - Fixed Account Options
Dollar Cost Averaging  (DCA)  Fixed Account:            .0%
                                              ----------

 Guaranteed Periods (with Excess Interest Adjustment):

1 YEAR            .0%       7 YEARS             .0%
        ----------                   -----------

Additional:
                                                    .0%
----------------------------------------------------
                                                    .0%
----------------------------------------------------
                                                    .0%
----------------------------------------------------


                     INVESTMENT ALLOCATIONS MUST TOTAL 100%

11. TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION

By checking one of the following boxes, I authorize the company to accept telephone transfers/reallocation instructions from:

ONLY MYSELF  [_]         MYSELF & MY ACCOUNT EXECUTIVE [_]

To change the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my account executive (if indicated above), I agree to the established conditions and requirements stated in the prospectus.

I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect when proper identification is provided.

MLVA-APP 497                                        (CONTINUED ON THE BACK PAGE)

                  YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE

APPLICATION FOR VARIABLE ANNUITY POLICY

12.  DOLLAR COST AVERAGING

By signing below I (We) authorize PFL Life Insurance Company to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers will be made monthly, unless indicated differently below. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that PFL Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the PFL Life policy and at the time the program begins there must be sufficient Policy Value to cover six month's transfers.

Transfer From:     [_]  DCA Fixed Account; or
                   [_]  Money Market Portfolio; or
                   [_]  U.S. Govt. Securities Portfolio


Please Invest:   $      ($500 min.)
                  ------


[__] Monthly Transfers (6 min.)
[__] Quarterly Transfers (4 min.)


Please Invest in Following Accounts for Each Transfer
(Allocation Must Total 100%)

Merrill Lynch High Curr., Inc.    .0%   OpCap Opportunity Value         .0%
                                  ---                                   ---
Merrill Lynch Dev. Cap., Mkt.     .0%   OpCap Value Equity              .0%
                                  ---                                   ---
Merrill Lynch Basic Value         .0%   Dreyfus Small Cap Value         .0%
                                  ---                                   ---
T. Rowe Price Equity Income       .0%   Janus WRL Series Fund Growth    .0%
                                  ---                                   ---
T. Rowe Price Growth              .0%   JP Morgan Enhanced Index        .0%
                                  ---                                   ---
Rowe-Price Fleming Int'l          .0%                                   .0%
                                  ---   ----------------------------- -----
TCW Managed Asset Allocation      .0%   TOTAL                         100.0%
                                  ---                                 -----


13. ASSET REBALANCING...Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.

[_] Yes, by checking this box I am authorizing PFL Life Insurance Company to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Policy Value among the various sub-accounts offered. Asset Rebalancing is not available for any amounts in the Fixed Account nor when Dollar Cost Averaging is in effect.

Rebalance:
[_] Monthly
[_] Quarterly
[_] Semi-Annual
    Annual

Date to Begin:
    /   /
------------

      Rebalance in Following Accounts (Allocation must equal 100%)
      Merrill Lynch High Curr., Inc.  .0%    TCW Managed Asset Allocation  .0%
                                      ---                                  ---
      Merrill Lynch Dev. Cap., Mkt.   .0%    TCW Money Market              .0%
                                      ---                                  ---
      Merrill Lynch Basic Val.        .0%    OpCap Opportunity Value       .0%
                                      ---                                  ---
      T. Rowe Price Equity Income     .0%    OpCap Value Equity            .0%
                                      ---                                  ---
      T. Rowe Price Growth            .0%    Dreyfus U.S. Govt. Sec.       .0%
                                      ---                                  ---
      Rowe Price-Fleming Int'l        .0%    Dreyfus Small Cap Value       .0%
                                      ---                                  ---
                                             Janus WRL Series Fund Growth  .0%
                                                                           ---
                                             JP Morgan Enhanced Index      .0%
                                                                           ---
                                             Additional:                   .0%
                                                                           ---
                                             TOTAL:                      100.0%


14. If you have chosen to name someone other than yourself as the Annuitant, please select one of the following regarding payment of the death benefit. If neither is selected, the first option will be utilized.

[_]   At the Annuitant's death, I wish to become
the annuitant and deer payout of the death benefit until my death.

-------------------------

Signature of Policy Owner


[_]   At the Annuitant's death, I wish to have the
death benefit paid to the named beneficiary.
(Policy Owner Signature required for this option)

-----------------------------------------

Signature of Joint/Successor Policy Owner

To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be not liability on the part of the Company and any purchase payments submitted shall be returned.
I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
Receipt of a current prospectus of the PFL Endeavor Variable annuity Account, Endeavor Series Trust , Merrill Lynch Variable Series Funds, Inc., and WRL Series Fund, Inc. is hereby acknowledged.
[_] Please check if you wish to receive the Statement of Additional Information. I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

When funds are allocated to the Guaranteed Periods of the Fixed Account, cash values under the policy may increase or decrease in accordance with the Excess Interest Adjustment prior to the end of any Guaranteed Period.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.

15a.  BE SURE TO COMPLETE THIS SECTION
      Under penalties of perjury, I hereby certify (1) that the Social Security or Tax ID Number listed above is correct and
      (2) that I am currently not subject to backup withholding [cross out (2) if not correct] (see below). The Internal Revenue Service does not require your consent to any provision of this application other than the certifications required to avoid backup withholding.
      ---------------------------------------------------------------

Signed at            (City, State)
          ---------------------------------------------
this          day of                     , 19
     --------        --------------------    -------


---------------------------------------------
Annuitant Signature

---------------------------------------------
Owner Signature (if different from Annuitant)

---------------------------------------------
Joint Owner (successor owner signature)

15b. Spousal consent is required when spouse is not designated a Policy Owner and/or a Primary Beneficiary if the policy is purchased in or the Owner(s) reside in a community property or marital property state (AZ, CA, ID, LA, MN, NV, TX, WA and WI). By signing below, I (consenting spouse) hereby give my consent to the designation of any person or entity as primary beneficiary or owner of the policy being applied for. I understand that such designation may change the community property or marital property rights I may have in the policy. If there is not spouse, please indicate marital status by checking applicable box.

[_] Never married; or      [_] Spouse deceased; or       [_] I am divorced

                                                      , 19
      --------------------------------     -----------    --------
            Signature of Spouse
                                           Date Signed

16a. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

-------------------------------
Agent Name (Please Print)

(   )    -
-------------------------------
Agent Telephone

------------------------------------------------------------

Licensed Agent Signature   [_] No Trail [_] m Trail

                                                            --------------------
                                                            Date

---------------------------------------------- --------------------------------

Agent Address                                  Broker/Dealer Client Account No.

---------------------- ----------------------- --------------------------------

Agent Firm             PFL Life Agent No.      (If Applicable) Florida Agent
                                               License I.D. No.


16b. Do you have reason to believe the policy applied for is to replace any existing annuity or insurance owned by applicant?

[_] No      [_] Yes, Company Name
                                  ----------------------------------------------

Please make check payable to PFL LIFE INSURANCE COMPANY
(Use following address for mail, Fed. Express, etc.)
Send check with application to PFL Life Insurance Company, Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

** Purpose of Statement. This statement is for the payer (Insurance Company) of interest, dividends, and certain other payments so that you will not be subject to the 20% backup withholding that became effective January 1, 1984. This statement is used to report and certify your taxpayer identification number
(TIN) to the payer, to certify that you are not subject to backup withholding because of underreporting interest and dividends on your tax return, and to claim exemption from backup withholding if you are an exempt payee.
If you do not certify your TIN, the payer may be required to withhold 20% of payments made to you.
What is Backup Withholding. The Interest and Dividend Tax Compliance Act of 1983 required payers to withhold and pay to IRS 20% of payments of interest, dividends, and certain other payments under certain conditions. This is called "backup withholding." If you give your correct TIN, certify your TIN when required, and report all of your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding.
Payments you receive will be subject to backup withholding if:
1) You do no furnish your TIN to the payer, or; (2) IRS notifies the payer that you furnished an incorrect TIN, or; (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or; (4) You fail to certify to the payer that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983 only), or;
(5) You fail to
certify your TIN. This applies only to interest, dividend broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.
For other payments, you are subject to backup withholding only if (1) or
(2) above applies.

MLVA-APP 497 B
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